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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-48318 and 333-48326) of Docent Inc. of our report dated January 31, 2001 relating to the consolidated financial statements, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 16, 2001